Exhibit 99.1

 Fortress Transportation and Infrastructure Investors LLC  As of September 17, 2015

 Disclaimers  1  IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” FORWARD-LOOKING STATEMENTS. Certain statements in this Presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation target gross IRRs, stable cash flows, ability to mitigate credit risk, ability to protect against inflation, predictability of equipment leasing business, ability to extend leases and replenish investments in equipment leasing business, appreciation of assets, expected dividends, future operating results of Fortress Transportation and Infrastructure Investors LLC (referred to in this Presentation as “FTAI, ” the “Company,” or “we”), expansion and growth opportunities, pipeline activity and investment of existing cash, bank borrowings, ability to access corporate debt, ability to find employment for The Pride on commercially reasonable terms, growth of Jefferson Terminal and CMQR, closing on Repauno, acquiring Hannibal, future development of Repauno, cash, financing activities and other such matters. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. FTAI can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements made in this Presentation. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recently filed reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Presentation. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.CAUTIONARY NOTE REGARDING ESTIMATED / EXPECTED RETURNS AND YIELDS. The Company calculates the estimated return/yield, or the IRR, of an investment as the annualized effective compounded rate of return (assuming monthly compounding) earned over the life of the investment after giving effect, in the case of returns, to existing leverage. Life to date IRR is based on the purchase price for an investment and the estimated value of the investment, or "mark", which is calculated based on cash flows actually received and the present value of expected cash flows over the life of the investment, using an estimated discount rate. Expected returns and expected yields reflect a variety of estimates and assumptions that could prove to be incorrect, such as an investment’s coupon, amortization of premium or discount, costs and fees, and our assumptions regarding prepayments, defaults and loan losses, among other things. Income and cash flows recognized by the Company in future periods may be significantly less than the income and cash flows that would have been recognized had expected returns been realized. As a result, investment’s lifetime return may differ materially from an IRR to date. In addition, the Company’s calculation of IRR may differ from a calculation by another market participant, as there is no standard method for calculating IRRs. Statements about expected returns and expected yields in this Presentation are forward-looking statements. You should carefully read the cautionary statement above under the caption “Forward-looking Statements,” which directly applies to our discussion of expected returns and expected yields.PAST PERFORMANCE.  Past performance is not a reliable indicator of future results.NO OFFER; NO RELIANCE. This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal documents, the terms of which would govern in all respects. You should not rely on this Presentation as the basis upon which to make any investment decision.

FTAI Overview

Fortress Transportation and Infrastructure Investors (NYSE: FTAI) owns and operates high quality transportation and infrastructure assets

- Diversified portfolio across the aviation, energy, intermodal transport and rail sectors
- Target gross IRRs for each individual acquisition of 15% – 25% using reasonable leverage
- Key investment objectives:
  - Combine ***income & growth*** through a mix of equipment & infrastructure
  - Pay a ***stable & growing*** dividend

Equipment Leasing(1)

$458 million total equity(2)

- ✓ Aviation Platform
- ✓ Opportunistically acquired assets in offshore energy and intermodal transport
- ✓ Contracted cash flow



Aviation
41%
Infrastructure
32%
Offshore
Energy
19%
8%
Shipping
Containers

Infrastructure(3)

$219 million total equity(2)

- ✓ Jefferson Terminal
- ✓ Central Maine & Quebec Railway
- ✓ Repauno Delaware Port
- ✓ Hannibal, Ohio Port

Opportunities under contract or exclusivity(4) (Repauno Delaware Port; Hannibal, Ohio Port)

a. Equipment Leasing business unit is comprised of Aviation Leasing, Offshore Energy, and Shipping Containers segments.
b. Total equity does not include non-controlling interest in equity of consolidated subsidiaries as of June 30, 2015.
c. Infrastructure business unit is comprised of Jefferson Terminal and Railroad segments, as well as investment in Repauno Delaware Port, and does not include any investment into Hannibal, Ohio Port in Q3 2015.
d. There can be no assurance that we will be successful in acquiring any such assets or, if acquired, that they will generate returns meeting our expectations, or at all. Some of our committed investments and pipeline investments are subject to definitive documentation, agency consent and board approval. Committed investments and pipeline investments are also subject to varying degrees of diligence and there can be no assurance that we will complete any such investments. Please see "Forward-Looking Statements" at the beginning of this presentation.

FORTRESS TRANSPORTATION & INFRASTRUCTURE

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Why Combine Equipment Leasing & Infrastructure?(1)

Equipment Leasing

- Relatively stable cash flows with a focus on cash-on-cash returns
- Cash flows tend to be predictable
- Contractual cash flows with structural protections help mitigate credit risk
- Greater ability to extend leases and replenish inventory

Infrastructure

- Relatively stable cash flows with organic growth potential
- Relatively high barriers to entry
- More protection from inflation
- Generally low exposure to commodity prices
- Assets tend to appreciate in value

Mix of assets helps provide a strong combination of income + growth

FORTRESS TRANSPORTATION & INFRASTRUCTURE

a. *Please see "Forward-Looking Statements" at the beginning of this presentation.*

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Equipment Leasing Investments

Portfolio approach with investment flexibility across sectors


Ethiopian

Aviation Leasing[1]

13 passenger airplanes
36 commercial jet engines

Total Equity of $279 million[2]



Offshore Energy[3]

4 inspection, maintenance, and repair vessels

Total Equity of $125 million[2]



Shipping Containers

~149,000 containers and related equipment

Total Equity of $55 million[2]

FORTRESS TRANSPORTATION & INFRASTRUCTURE

1) *Aviation leasing does not include aviation assets purchased post Q2 2015, which if included, would bring FTAI's aviation portfolio up to 17 aircraft and 40 engines.*
2) *Total equity does not include non-controlling interest in equity of consolidated subsidiaries as of June 30, 2015.*
3) *The current operator of our construction support vessel, The Pride, has elected not to exercise its option to extend its charter of the vessel beyond September 30, 2015. We are currently engaged in conversations with several potential charter lessees for this vessel and believe we will find employment for the vessel in the near future.*

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Existing Infrastructure Investments

Assets with multiple growth avenues





Jefferson Terminal

Terminal handling crude oil & refined products

- Six major refineries with 2.2 million barrels/day of capacity[1]
- Served by three major Class I rail carriers with current unloading capacity of 230,000 barrels/day
- Port of Beaumont deep water dock access accommodates ocean tankers and ocean/river barges
- Sole handler of liquid hydrocarbons in Beaumont
- Currently exploring refinancing opportunities[2]

Total Equity of $209 million[3]

CMQR

480-mile regional railroad

- Running from Montreal to the east coast of Maine
- Opportunistic purchase of proven assets
- Revitalized railroad with new management
- Platform for additional opportunities in and around shortlines and ports[2]

Total Equity of $9 million[3]

FORTRESS TRANSPORTATION & INFRASTRUCTURE

1) Includes Port Arthur and Beaumont, Texas regions.
2) Please see "Forward-Looking Statements" at the beginning of this presentation.
3) Total equity does not include non-controlling interest in equity of consolidated subsidiaries as of June 30, 2015.

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Additional Infrastructure Opportunities

Assets under contract or exclusivity[1]


GENERAL CARGO
AND WAREHOUSING
LIQUID
STORAGE
GENERAL CARGO
AND WAREHOUSING
LOGISTICS
AND
WAREHOUSE
AREAS


Google earth

Repauno Port

~1,800 acres on privately owned seaport and multi-modal hub on the Delaware River near Philadelphia

- Located in one of the most active seaport and industrial markets, with direct access to Conrail, I-295 and I-95
- Select existing assets include industrial warehouses for bulk and perishable products, roll-on/roll-off cargo access and an 8 million gallon underground storage cavern

Ongoing Due Diligence

Hannibal, Ohio Port

~1,660 acres of privately owned industrial port facility along the Ohio River

- Located near the most active, growing energy markets in North America with direct access to water, rail and proximity of major highways
- Working infrastructure on the site includes buildings, tanks, barge docks, conveyor and day tanks, water pumps and treatment plant, power transmission capacity and a 12 mile railroad

Ongoing Due Diligence

FORTRESS TRANSPORTATION & INFRASTRUCTURE

a. There can be no assurance that we will be successful in acquiring any such assets or, if acquired, that they will generate returns meeting our expectations, or at all. Some of our committed investments and pipeline investments are subject to definitive documentation, agency consent and board approval. Committed investments and pipeline investments are also subject to varying degrees of diligence and there can be no assurance that we will complete any such investments. Please see "Forward Looking Statements" at the beginning of this presentation.

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FTAI Has Access to Significant Dry Powder to Make New Investments[1]

- FTAI has access to approximately $950 million of potential capital
  - $450 million of existing cash[2]
  - $500 million or more of potential corporate debt[1]
- Expected new investments in existing and new sectors
  - Aviation
  - Existing and new infrastructure assets
  - Potential new infrastructure platforms

Total Potential Capital[1]

($ in millions)



$500
$950
$450
Existing Cash Available for Investment(2)
Potential Corporate Debt Facility for Investment
Total Potential Capital

FORTRESS TRANSPORTATION & INFRASTRUCTURE

1) *Ability to access corporate debt refers to our belief that we have the ability to access $500 million or more of additional non-equity capital through an array of sources, including, but not limited to, our ability to obtain corporate debt. Our ability to obtain this access to corporate debt is subject to a number of factors, including market conditions, company performance and the willingness of lenders to lend to us. For the avoidance of doubt, we do not currently have $500 million or more of committed unused financing in place, and we cannot assure you that we will be able to obtain $500 million or more of corporate debt on attractive terms or at all. Please see "Forward-Looking Statements" at the beginning of this presentation.*
2) *Cash as of June 30, 2015 less closed and committed transactions post Q2 2015.*

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Investment Approach Targets Cash Flow Stability and Growth  8  Stable Dividend  GrowthTarget 10% Annual Dividend Growth      Attractive Total Return  Portfolio diversityStable & growing end markets  Captive organic growth opportunities in existing asset baseNew acquisitions  Attractive total return comprised of current yield and consistent dividend growth strategy